UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 16, 2021, Thomas R. Ertel notified Blackbaud, Inc. (the "Company") that he will resign as a director of the Company effective September 30, 2021. Mr. Ertel advised the Company that he has no disagreement with the Company, its management or its Board of Directors on any matter, whether related to the Company’s operations, policies, practices or otherwise. On September 16, 2021, the Board of Directors (the “Board”) of the Company appointed D. Roger Nanney as a new member of the Board and its Audit Committee, effective October 1, 2021.
Mr. Nanney was Vice Chairman and Senior Partner of Deloitte LLP, an accounting firm, from June 2018 until his retirement in May 2020. Prior to that, he served as Vice Chairman and US National Managing Partner, Deloitte Private, from June 2012 through May 2018. Mr. Nanney joined Deloitte in August 1982 and served as a partner, including various other senior leadership roles, beginning in June 1990. Mr. Nanney holds BS in Business Administration and MACC degrees from the University of South Carolina. Mr. Nanney will join the Board as a Class C director, and his term will expire with the terms of the other Class C directors at the 2022 annual meeting of stockholders. Mr. Nanney has been deemed to be (a) “independent” in accordance with Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the Sarbanes-Oxley Act and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), (b) an "outside director" under Section 162(m) of the Internal Revenue Code, and (c) a "non-employee director" under Rule 16b-3 of the Exchange Act.
There were no arrangements or understandings between Mr. Nanney and any other person pursuant to which Mr. Nanney was appointed as a director of the Board, and there are no transactions between Mr. Nanney and the Company that require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K or the Company’s Related Party Transaction Policy. As a director of the Company and member of its Audit Committee, Mr. Nanney will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2021, which generally consists of annual cash retainers for board and committee service and an annual grant of restricted stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	September 20, 2021	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)